UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2019

First Priority Tax Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-199336	46-5250836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 High Road, East Finchley, London, England, United Kingdom	N2 9ED
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (315) 274-1520

329 S. Oyster Bay Road, Plainview, NY 11803

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01 Other Events.

On June 30, 2019, the Company moved its headquarters to 120 High Road, East Finchley N2 9ED London, England, United Kingdom. The Company’s telephone number remains the same.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY TAX SOLUTIONS INC.

/s/ Hooi Chee Voon
Hooi Chee Voon
President

Date: July 3, 2019

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